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                                                                    Exhibit 99.1

                                                           EXECUTION COPY

                            STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT (the "AGREEMENT") is dated as of March 28, 2003 and is entered into by and between Numerex Corp., a Pennsylvania corporation having offices at 1600 Parkwood Circle, Atlanta, GA 30339 ("NUMEREX") and BellSouth Personal Communications, LLC, a Georgia limited liability company (the successor in interest to BellSouth Wireless, Inc.), a wholly owned subsidiary of Cingular Wireless LLC, having offices at 5565 Glenridge Connector, Suite 2000, Atlanta, GA 30342 ("CINGULAR").

I.       W I T N E S S E T H:

         WHEREAS, Cingular is currently the beneficial and record owner of 625,000 shares of common stock of Numerex ("NUMEREX SHARES");

         WHEREAS, Numerex and Cingular are parties to the Operating Agreement of Cellemetry LLC, a Delaware limited liability company ("CELLEMETRY"), dated as of May 15, 1998 (as amended by the First Amendment to Operating Agreement dated as of November 1, 1999, the "OPERATING AGREEMENT"), pursuant to which Numerex and Cingular own, respectively, sixty percent (60%) and forty percent (40%) of the Percentage Interests of Cellemetry; and

         WHEREAS, Cingular desires to sell to Numerex, and Numerex desires to buy from Cingular, all of the Numerex Shares and all of Cingular's equity interest in Cellemetry on the terms and conditions stated herein.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

         1. DEFINITIONS. All capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Operating Agreement, with the exception that any and all references to "BellSouth" in the Operating Agreement shall mean and refer to "Cingular".

         2. PURCHASE AND SALE. Subject to the terms and conditions of this Agreement, Cingular hereby sells, assigns and transfers to Numerex, and Numerex hereby purchases and acquires from Cingular (a) all of the Numerex Shares, and
(b) all of Cingular's Class II Shares in Cellemetry, representing 40% of the Percentage Interests of Cellemetry (together, the "PURCHASED SHARES").

         3.       PURCHASE PRICE: AMOUNT AND PAYMENT.

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                  A.       AMOUNT. In consideration for the sale, assignment and
transfer of the Purchased Shares by Cingular to Numerex, Numerex shall pay to Cingular a purchase price in the amount of Five Million Dollars (US$5,000,000) plus interest (the "PURCHASE PRICE"). The Purchase Price shall be paid on the Closing Date (as defined below) by the issuance, execution and delivery by Numerex to Cingular of a secured promissory note in the form and substance of Exhibit A hereto (the "NOTE") together with a security agreement in the form and substance of Exhibit B hereto (the "SECURITY AGREEMENT"), all in accordance with
SECTION 5 below.

                  B. THE NOTE. On the Closing Date, Numerex shall issue to Cingular the original copy of the Note. The Note shall be issued in the original principal amount equal to the Purchase Price, and shall accrue interest from the date thereof through and until December 15 2004 (the "MATURITY DATE") at the rate of eight percent (8.00%) per annum. The Note shall rank senior in right of payment to all other secured and unsecured obligations of Numerex.

                  C. THE SECURITY AGREEMENT. Numerex' obligations under the Note shall be secured by a first priority lien on all of the assets and the stock or membership interests of Numerex and its subsidiaries pursuant to the terms of the Security Agreement; except, that Numerex shall not be required to grant any security interest with respect to the stock or assets of its subsidiary, Digilog, Inc., a Pennsylvania corporation.

         4. CLOSING. Consummation of the purchase and sale of the Purchased Shares contemplated in this Agreement (the "CLOSING") shall take place immediately after the execution of this Agreement at the office of Cingular, at 10:00 a.m. Atlanta, Georgia time, on March 27, 2003 (the "CLOSING DATE"). All deliveries, payments and other documents relating to the transactions contemplated hereby shall be interdependent and none shall be effective unless and until all are effective (except to the extent that the party entitled to the benefit thereof has waived satisfaction or performance thereof as a condition precedent to the Closing)

                  A.       DELIVERIES AT THE CLOSING. At the Closing:

                            i.       Cingular shall surrender all of the
         Purchased Shares by delivery of original stock certificates representing the Purchased Shares, duly endorsed for transfer to Numerex or attaching stock powers or other instruments of transfer relating thereto, executed in blank;

                           ii. In consideration for such surrender and in satisfaction of the Purchase Price, Numerex shall deliver to Cingular the fully executed Note and the fully executed Security Agreement;

                          iii. All representatives of Cingular who serve on Cellemetry's Board, on any committees thereof or as Class II Managers or officers of Cellemetry, shall submit their resignations, with immediate effect;

                           iv. Numerex shall deliver to Cingular a certificate of the Secretary or an Assistant Secretary of Numerex, certifying that attached thereto is a

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         true and complete copy of resolutions adopted by the board of directors of Numerex, authorizing the execution, delivery and performance of the Transaction Documents; and

                           v. The parties shall deliver to each other such other documents, instruments and agreements as could be reasonably requested by the parties.

                  B. AGREEMENTS RELATING TO THE CLOSING; CARRIER AGREEMENT. The parties covenant and agree to undertake all action that may be necessary or desirable to effectuate the transfer of all Cellemetry interests and assets into the name of Cellemetry or Numerex, as applicable. In addition, Numerex hereby acknowledges and agrees that if Numerex is in default under the terms of the Note, then in addition to any and all remedies Cingular may have under the Note, the Security Agreement or otherwise, Cingular shall have the right, exercisable at its sole discretion upon written notice to Numerex, to terminate that certain Carrier Agreement, dated February 9, 1998.

                  C. TERMINATION OF THE OPERATING AGREEMENT. At the Closing, the Operating Agreement shall terminate in its entirety and shall have no further force and effect, and the parties' respective rights and obligations with respect to Cellemetry shall be as specified in this SECTION 4.C. At the Closing, each of Cingular, Numerex and Cellemetry shall be relieved of any obligations of any nature (including but not limited to indemnification obligations) that it had to any other party, arising under the Operating Agreement or otherwise, that accrued or were outstanding prior to the Closing Date or otherwise explicitly survive termination of the Operating Agreement; except that the limited licenses specified in Section 6 below shall survive the execution and delivery of this Agreement and the Closing and shall be maintained indefinitely, as set forth in SECTION 6 below.

         .        D.       DELIVERY OF THE PURCHASED SHARES. On the Closing
Date, Cingular shall surrender the Purchased Shares to Numerex, free and clear of all Liens (as defined in SECTION 5.B.VII below), by delivering to Numerex all of the certificates representing the Purchased Shares, each of which shall be properly endorsed for transfer or accompanied by appropriate stock powers or other instruments of transfer executed in blank. Appropriate notation reflecting Cingular's sale of the Purchased Shares will be made in the stock transfer ledger of Numerex and the membership ledger of Cellemetry.

         5.       REPRESENTATIONS AND WARRANTIES.

                  A. REPRESENTATIONS AND WARRANTIES OF NUMEREX. Numerex hereby represents and warrants to Cingular that the following statements are true and correct:

                  i. CORPORATE EXISTENCE. Numerex is a corporation duly organized, validly existing and in good standing under the laws of the State of Pennsylvania and has all requisite corporate power and authority and is entitled to conduct its business and to own or lease its properties. Numerex has all requisite corporate power and authority to execute, deliver and to perform all of its obligations under this Agreement, the Note and the Security Agreement (collectively, the "TRANSACTION DOCUMENTS").

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                  ii.      AUTHORIZATION; NO CONFLICT. The execution, delivery
and performance by Numerex of the Transaction Documents are within its corporate powers, have been duly authorized by all necessary and appropriate corporate action, and have been duly and validly executed and delivered by Numerex.

                  iii. BINDING OBLIGATIONS. Each of the Transaction Documents constitutes a legal, valid and binding obligation of Numerex, enforceable against it in accordance with the terms thereof, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

                  iv. NO VIOLATION. The execution, delivery and performance by Numerex of each Transaction Document do not and will not violate any provision of any applicable law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect ("LAWS"), or result in a breach of or constitute a default under any indenture or loan or credit agreement or any other material agreement, lease or instrument to which Numerex is a party or by which its properties may be bound or affected ("MATERIAL AGREEMENT"); and Numerex is not in default under any Laws or Material Agreement (where such default has a material adverse effect on Numerex).

         v. APPROVALS. No consent of any person or entity and no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required in connection with the execution, delivery or performance of any Transaction Document that has not been obtained.

         vi. LITIGATION. No action, suit or proceeding is pending or, threatened against Numerex before any court or governmental authority which relates to any Transaction Document or any action to be taken pursuant thereto.

         vii. COMPLIANCE WITH LAWS. Numerex is in compliance in all material respects with all laws, rules, regulations and requirements of any governmental authority applicable to its business and properties.

                  B. REPRESENTATIONS AND WARRANTIES OF CINGULAR. Cingular hereby represents and warrants to Numerex that the following statements are true and correct as of the date hereof:

                  i. CORPORATE EXISTENCE. Cingular is a limited liability company duly organized and validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority and is entitled to conduct its business and to own its properties. Cingular has all requisite power and authority to execute, deliver and perform all of its obligations under the Transaction Documents.

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                  ii.      AUTHORIZATION; NO CONFLICT. The execution, delivery
and performance by Cingular of the Transaction Documents are within its powers, have been duly authorized by all necessary action and have been duly and validly executed and delivered by Cingular.

                           iii. BINDING OBLIGATIONS. The Transaction Documents constitute a legal, valid and binding obligation of Cingular, enforceable against it in accordance with the terms thereof, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

                  iv.      APPROVALS. No consent of any person or
         entity and no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required in connection with the execution, delivery or performance of the Transaction Documents that has not been obtained.

                  v. LITIGATION. No action, suit or proceeding is pending or, threatened against Cingular before any court or governmental authority which relates to the Transaction Documents or any action to be taken pursuant thereto.

                           vi. COMPLIANCE WITH LAWS. Cingular is in compliance in all material respects with all laws, rules, regulations and requirements of any governmental authority applicable to its business and properties.

                           vii. LIENS ON PURCHASED SHARES. Cingular owns, beneficially and of record, all of the Purchased Shares, free and clear of any restrictions on transfer (other than restrictions arising under this Agreement or under the federal or state securities laws), claims, taxes, pledges, liens, hypothecations, encumbrances, options, warrants, rights, contracts, calls, puts, shareholder agreements, subscription agreements, voting trust agreements, proxies, securities convertible or exchangeable into or for the Purchased Shares or other commitments or agreements of any kind created by or through Cingular (collectively, the "LIENS"), involving the voting, issuance, redemption, sale, exchange, transfer, conversion or any other rights or restrictions affecting the Purchased Shares.

         6. SURVIVAL OF CERTAIN LIMITED LICENSES . Notwithstanding anything in SECTION 4.C hereof to the contrary, Numerex and Cingular hereby confirm that:

                  A. CINGULAR LICENSE. With respect to the patents and patent applications set forth in Schedule 4.6(b)(i) to the Operating Agreement that were transferred to Cellemetry by Cingular, including any continuations, continuations-in-part or divisional applications or patents thereof, and any additional international patents or applications corresponding thereto, Cingular holds and shall continue to hold a limited, world-wide royalty-free license to
(i) make, use, offer for sale or sell products or services where the manufacture, use or sale thereof is only incidentally covered by the claims of such patents and patent applications and (ii) use Cellemetry Technology for its and its affiliates' internal use provided that Cingular's use of the Cellemetry Technology cannot be commercially applied nor revenue generative for Cingular; and

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                  B.       NUMEREX LICENSE. With respect to the patents and
patent applications set forth in Schedule 5.6 to the Operating Agreement that were licensed to Cellemetry by Cingular, including any continuations, continuations-in-part or divisional applications or patents thereof, and any additional international patents or applications corresponding thereto, Cellemetry shall hold and continue to hold a limited, world-wide royalty-free license to make, use, have made, sell or offer for sale, products, systems or services under such patents and patent application, provided, however, that such license shall only apply to the extent such patents are required to make, use or sell Cellemetry Technology.

7.       MISCELLANEOUS.

                  A. NOTICES. All notices, requests and other communications to any party hereunder shall be in writing (including telecopier) and shall be effective (a) if given by mail, when deposited in the mails or (b) if given by telecopier, when so telecopied. Notices hereunder shall be mailed or telecopied as follows:

         If to Numerex Corp.:       Numerex Corp.
                                    1600 Parkwood Circle
                                    Atlanta, GA 30339
                                    Attention: President
                                    Telecopy No.: (770) 693-5951

         with a copy to :           Andrew Ryan, Esq.
                                    Salisbury & Ryan
                                    1325 Avenue of the Americas
                                    New York, NY 10019
                                    Telecopy No.: (212) 977-4668

         If to Cingular:            BellSouth Personal Communications LLC
                                    a/k/a Cingular Wireless
                                    5565 Glenridge Connector
                                    Suite 2000
                                    Atlanta, GA 30342
                                    Attn:      William Kreisher
                                    Telecopy No.:    (404) 235-6324

         with a copy to:            Cingular Wireless LLC
                                    5565 Glenridge Connector
                                    Suite 1700
                                    Atlanta, GA 30342
                                    Attn:  Mila A. Ostin, Esq.
                                    Telecopy No.:  (404) 236-5574

                  B. NO WAIVER. No delay or failure on the part of any party hereto to exercise any right, power or privilege granted under this Agreement or any other Transaction Document

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or available at law or in equity, shall impair any such right, power or privilege or be construed as a waiver of any default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege. No waiver shall be valid against any party unless made in writing and signed thereby, and then only to the extent expressly specified therein.

                  C. EXPENSES. Each of the parties shall all of its own costs and expenses (including without limitation attorneys' fees and expenses) incurred in connection with the negotiation, execution, delivery and enforcement of this Agreement and the other Transaction Documents.

                  D. AMENDMENTS. Any provision or right under this Agreement or the other Transaction Documents may be amended or waived by any party thereto only if such amendment or waiver is in writing and is signed by both parties.

                  E. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, that neither party may assign or otherwise transfer any of its rights or obligations under this Agreement or any other Transaction Document to any person or entity without the prior written consent of the other party.

                  F. FURTHER ASSURANCES. Each party hereto shall, at its own expense, promptly execute and deliver all such other and further documents, agreements and instruments in compliance with or accomplishment of the covenants and agreements of such party contained herein, all as may be reasonably necessary or appropriate in connection herewith.

                  G. SEVERABILITY. If any part of any provision contained in this Agreement shall be invalid or unenforceable under applicable law, said part shall be ineffective to the extent of such invalidity only, without in any way affecting the remaining parts of said provision or the remaining provisions.

                  H. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same instrument.

                  I. NEUTRAL CONSTRUCTION. The parties have negotiated this Agreement and all of the terms and conditions contained herein in good faith and at arms' length, and each party has been represented by counsel during such negotiations. No term, condition or provision contained in this Agreement shall be construed against any party or in favor of any party (x) because such party or such party's counsel drafted, revised, commented upon or did not comment upon, such term, condition or provision; or (y) because of any presumption as to any inequality of bargaining power between or among the parties. Furthermore, all terms, conditions and provisions contained in this Agreement shall be construed and interpreted in a manner which is consistent with all other terms, conditions and provisions contained in this Agreement.

                  J. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF

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GEORGIA (WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS).

                  K. JURISDICTION AND VENUE. EACH OF THE PARTIES HERETO AGREES, WITHOUT POWER OF REVOCATION, THAT ANY CIVIL SUIT OR ACTION BROUGHT AGAINST IT AS A RESULT OF ANY OF ITS OBLIGATIONS UNDER THIS AGREEMENT OR UNDER ANY OTHER TRANSACTION DOCUMENT TO WHICH IT IS A PARTY MAY BE BROUGHT AGAINST IT EITHER IN THE SUPREME COURT OF GEORGIA SITTING IN ATLANTA, OR IN THE UNITED STATES DISTRICT COURT LOCATED IN ATLANTA, GEORGIA. EACH OF THE PARTIES HERETO IRREVOCABLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTIONS THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF SUCH CIVIL SUIT OR ACTION AND ANY CLAIM THAT SUCH CIVIL SUIT OR ACTION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE PARTIES HERETO AGREES THAT FINAL JUDGMENT IN ANY SUCH CIVIL SUIT OR ACTION SHALL BE CONCLUSIVE AND BINDING UPON IT AND SHALL BE ENFORCEABLE AGAINST IT BY SUIT UPON SUCH JUDGMENT IN ANY COURT OF COMPETENT JURISDICTION.

                  L. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVE THE RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION, WHETHER IN CONTRACT OR TORT, AT LAW OR EQUITY, BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY OTHER DOCUMENT OR INSTRUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR EACH PARTY TO ENTER INTO THIS AGREEMENT. FURTHER, EACH PARTY HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE OTHER PARTY, NOR THEIR COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.

                  M. ENTIRE AGREEMENT This Agreement, the Note and the Security Agreement together with any exhibits and schedules attached hereto and thereto, constitute the entire understanding of the parties with respect to the subject matter hereof and thereof, and any other prior or contemporaneous agreements, whether written or oral, with respect hereto or thereto are expressly superseded hereby.

                            [Signature page follows]

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their authorized officers all as of the day and year first above written.

                                    NUMEREX CORP.

                                    By: /s/  Stratton J. Nicolaides
                                        ----------------------------------------
                                    Name: Stratton J. Nicolaides
                                    Title: Chief Executive Officer

                                    BELLSOUTH PERSONAL COMMUNICATIONS, LLC

                                    By CINGULAR WIRELESS LLC
                                    Its sole member

                                    By: /s/ Stephen L. McGaw
                                       -----------------------------------------
                                    Name: Stephen L. McGaw
                                    Title: Senior Vice President - Corporate
                                             Development